CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------




The Board of Directors
First Colorado Bancorp, Inc:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





                                             /s/ KPMG Peat Marwick LLP
                                             KPMG Peat Marwick LLP



Denver, Colorado
August 13, 1997